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                        PACIFIC SELECT ESTATE MAXIMIZER

               Modified Single Premium Variable Insurance Policy

                   Issued by Pacific Life Insurance Company

                       Supplement dated May 11, 2000 to
                         Prospectus dated May 1, 2000


                           This supplement adds the following to the prospectus:

The following is added
to Taking out a loan

A portion of your policy   Interest owing on the amount you've borrowed as a
debt may qualify as a      preferred loan accrues daily interest at an annual
preferred loan. Subject    rate of 5.25% during the first 10 years of the
to the other loan          policy. Starting on the 11th year of the policy,
limitations listed, the    interest accrues at an annual rate of 4.75%. We will
maximum amount available   determine the amount of a loan that is a preferred
as a preferred loan is     loan on the date of the loan, and we will redetermine
the excess of the          the total amount of preferred loans on each policy
accumulated value over     anniversary. Loan repayments will be considered
the premiums paid.         repayment of preferred loans last.




Form No. 15-22327-00